UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 22, 2002


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)

Item 5. Other Events

On March 22, Meredith Corporation issued a news release updating the earnings outlook for the third fiscal quarter which will end on March 31, 2002. That news release is attached as an exhibit.

Also on March 22, Meredith Corporation issued a news release announcing a television station trade agreement with News Corporation and Fox Television Stations, Inc., and a new affiliation agreement with respect to all of Meredith's Fox affiliates. That news release is attached as an exhibit.



Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 News release issued by Meredith Corporation dated March 22, 2002 updating the earnings outlook for the third fiscal quarter which will end on March 31, 2002.

            99.2 News release issued by Meredith Corporation dated March 22, 2002 announcing a television station trade agreement with News Corporation and Fox Television Stations, Inc. and a new affiliation agreement with respect to all of Meredith's Fox affiliates.

                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                 (Suku V. Radia)
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date: March 22, 2002

                               Index to Exhibits




          Exhibit
          Number                      Item
          -------------------------------------------------------------------

            99.1 News release issued by Meredith Corporation dated March 22, 2002 updating the earnings outlook for the third fiscal quarter which will end on March 31, 2002.

            99.2 News release issued by Meredith Corporation dated March 22, 2002 announcing a television station trade agreement with News Corporation and Fox Television Stations, Inc. and a new affiliation agreement with respect to all of Meredith's Fox affiliates.






























                                    E-1